UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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InsPro Technologies Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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INSPRO TECHNOLOGIES CORPORATION

150 N. Radnor-Chester Road, Suite B-101

Radnor, Pennsylvania 19087

 _____________________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD AUGUST 15, 2012

To our stockholders:

NOTICE HEREBY IS GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of InsPro Technologies Corporation (the “Company”) will be held at the Company’s offices located at 150 N. Radnor-Chester Rd., Suite B-101, Radnor, Pennsylvania 19087, on Thursday, August 15, 2012, at 9:00 a.m., Philadelphia, Pennsylvania time, for the following purposes:

1)	To elect 10 directors;

2)	To ratify the appointment of Sherb & Co., LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2012; and

3)	To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

Only stockholders of record at the close of business on June 27, 2012, the record date, are entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof.

By Order of the Board of Directors,

Anthony R. Verdi

Chief Executive Officer

June 29, 2012

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY.

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INSPRO TECHNOLOGIES CORPORATION

150 N. Radnor-Chester Road, Suite B-101

 Radnor, Pennsylvania 19087

 ______________________

PROXY STATEMENT

 ______________________

This proxy statement is being furnished to the stockholders of InsPro Technologies Corporation, a Delaware corporation (the “Company,” “we,” “us” or “our”), in connection with the solicitation by our board of directors of proxies for use at our 2012 Annual Meeting of Stockholders and any adjournments thereof (the “Annual Meeting”). The Annual Meeting will be held at the offices of the Company located at 150 N. Radnor-Chester Rd., Suite B-101, Radnor, Pennsylvania 19087, on Thursday, August 15, 2012, at 9:00 a.m., Philadelphia, Pennsylvania time. This proxy statement and the enclosed proxy card are being mailed to stockholders on July 9, 2012.

The costs incidental to soliciting and obtaining proxies, including the cost of reimbursing banks and brokers for forwarding proxy materials to their principals, will be borne by us. Proxies may be solicited, without extra compensation, by officers and employees, both in person and by mail, telephone, facsimile or any other method of communication. We may employ an outside firm to assist in the solicitation of proxies and the cost, if any, for such services will be paid by us.

VOTING AT THE ANNUAL MEETING

Record Date; Proxies; Vote Required

Only the holders of shares of our common stock, par value $0.001 per share (the “Common Shares”), our Series A Convertible Preferred Stock, par value $0.001 per share (the “Series A Preferred Shares”), our Series B Convertible Preferred Stock, par value $0.001 per share (the “Series B Preferred Shares”, and together with the Series A Preferred Shares, the “Preferred Shares”) (the Common Shares and the Preferred Shares together are referred to herein as the “Shares”), of record at the close of business on June 27, 2012 (the “Record Date”) are entitled to vote at the Annual Meeting. As of the Record Date, we had outstanding 41,543,655 Common Shares, 1,276,750 Series A Preferred Shares and 2,797,379 Series B Preferred Shares. A majority of the Shares entitled to vote that are present in person or represented by proxy at the Annual Meeting will constitute a quorum for the transaction of business. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of votes considered to be present at the Annual Meeting. Each holder of Common Shares is entitled to one vote for each Common Share owned of record by such stockholder on the Record Date with respect to each matter to be voted on at the Annual Meeting. Each holder of Preferred Shares is entitled to vote, with respect to any question upon which holders of Common Shares are entitled to vote, together with the holders of Common Shares as one class on an as-converted basis. Under the terms of the Series A Convertible Preferred Stock and Series B Convertible Preferred Stock, each holder of Preferred Shares is entitled to vote the equivalent of twenty Common Shares for each Preferred Share owned of record by such stockholder on the Record Date with respect to each matter to be voted on at the Annual Meeting.

All Shares entitled to vote and represented by properly executed proxies received prior to the Annual Meeting and not revoked will be voted in the manner specified on those proxies. If a properly executed proxy is received prior to the Annual Meeting and not revoked, but no instructions are given in the proxy, the Shares will be voted by the proxy agents FOR the proposal to elect to our board of directors the 10 nominees listed in this proxy statement and FOR the proposal to ratify the appointment of Sherb & Co., LLP as our independent registered public accountants. A stockholder may revoke his or her proxy at any time before it is exercised by providing written notice to Anthony R. Verdi, our Chief Executive Officer, Chief Financial Officer and Chief Operating Officer, by delivery of a later-dated signed proxy or by voting in person at the Annual Meeting. There are no rights of appraisal or similar rights of dissenters with respect to any matter to be acted upon at the Annual Meeting.

Election as a director requires a plurality of the votes of the Shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. With respect to the approval of any other matter that may properly be brought before the Annual Meeting, the affirmative vote of a majority of Shares present in person or represented by proxy at the Annual Meeting and entitled to vote on such matter is required to take action unless a greater percentage is required by our Certificate of Incorporation or Amended and Restated Bylaws.

A properly executed proxy marked “Withhold From All” with respect to the election of the director nominees will not be voted with respect to such director nominees, although it will be counted for purposes of determining whether there is a quorum. For the purpose of determining the number of votes cast for approval of other matters to be voted on at the Annual Meeting, only those cast “for” or “against” will be included. Abstentions may be specified on any proposals other than the election of directors and are considered Shares entitled to vote on these matters and therefore will have the effect of a vote against these proposals. Broker non-votes are not considered Shares entitled to vote on the other proposals and therefore will not be taken into account in determining the outcome of the vote on these proposals. “Broker non-votes” occur when a nominee holding Shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power on that item and has not received instructions from the beneficial owner.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

Security Ownership of Certain Beneficial Owners and Management

The following table shows information known by us with respect to the beneficial ownership of our common stock, Series A Convertible Preferred Stock and Series B Convertible Preferred Stock as of June 29, 2012, for each of the following persons:

•	each of our directors;

•	our named executive officers;

•	all of our directors, director nominees and executive officers as a group; and

•	each person or group of affiliated persons or entities known by us to beneficially own 5% or more of our common stock, Series A Convertible Preferred Stock or Series B Convertible Preferred Stock.

The number of Shares beneficially owned, beneficial ownership and percentage ownership are determined in accordance with the rules of the Securities and Exchange Commission. Under these rules, beneficial ownership includes any Shares as to which the individual or entity has sole or shared voting power or investment power and includes any Shares that an individual or entity has the right to acquire beneficial ownership of within 60 days of June 29, 2012 through the exercise of any warrant, stock option or other right. In computing the number of Shares beneficially owned by a person and the percentage ownership of that person, Shares underlying options and warrants that are exercisable within 60 days of June 29, 2012 are considered to be outstanding. To our knowledge, except as indicated in the footnotes to the following table and subject to community property laws where applicable, the persons named in this table have sole voting and investment power with respect to all Shares shown as beneficially owned by them. The following table is based on 41,543,655 Common Shares, 1,276,750 Series A Preferred Shares and 2,797,379 Series B Preferred Shares outstanding as of June 29, 2012. Unless otherwise indicated, the address of all individuals and entities listed below is InsPro Technologies Corporation, 150 N. Radnor-Chester Road, Suite B-101, Radnor, Pennsylvania 19087.

Name of Beneficial Owner	Number of Shares Beneficially Owned		Title of Class	Percent of Shares Beneficially
Directors and Executive Officers:

Michael Azeez	6,000,000	(1)(1a)	Common Stock	80.1%
	200,000	(1)	Series B Preferred Stock	28.5%

Donald R. Caldwell	116,008,935	(2)(12)	Common Stock	80.1%
	1,250,000	(3)	Series A Preferred Stock	97.9%
	797,378	(3)	Series B Preferred Stock	28.5%
Robert J. Oakes	4,832,232	(4)	Common Stock	11.3%
	151,250	(5)	Series A Preferred Stock	10.7%
John Harrison	453,333	(6)	Common Stock	1.1%
	1,250		Series A Preferred Stock	*
James Rourke	3,700,000	(7)	Common Stock	*
L.J. Rowell	415,600	(8)	Common Stock	1.0%
Paul Soltoff	388,333	(9)	Common Stock	*
	1,250		Series A Preferred Stock	*
Sanford Rich	348,333	(10)	Common Stock	*
	1,250		Series A Preferred Stock	*
Frederick C. Tecce	116,074,925	(11)(13)	Common Stock	80.2%
	1,250,000	(3)	Series A Preferred Stock	97.9%
	797,378	(3)	Series B Preferred Stock	28.5%

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Name of Beneficial Owner	Number of Shares Beneficially Owned		Title of Class	Percent of Shares Beneficially
Anthony R. Verdi	4,118,333	(12)	Common Stock	9.7%
	151,250	(5a)	Series A Preferred Stock	10.7%
Edmond Walters	171,633		Common Stock	*
All directors and executive officers as a group (11 persons)	133,661,733	(1)(1a)(2)(4)(5)(6) (7)(8)(9) (10)(11)(12)(13)	Common Stock	88.6%
	1,256,250	(3)	Series A Preferred Stock	98.6%
	997,378	(3)	Series B Preferred Stock	35.7%

Holders of More than Five Percent of Our Common Stock, Series A Preferred Stock and Series B Preferred Stock:

The Co-Investment Fund II, L. P	115,894,925	(13)	Common Stock	80.0%
	1,250,000		Series A Preferred Stock	97.9%
	797,378		Series B Preferred Stock	28.5%

Independence Blue Cross	50,000,010	(14)	Common Stock	54.6%
	1,666,667		Series B Preferred Stock	59.6%

Azeez Investors, LLC	6,000,000	(1a)	Common Stock	30.2%
	200,000		Series B Preferred Stock	7.1%

Scarpa Family Trust, 2005	4,000,020	(15)	Common Stock	8.8%
	133,334		Series B Preferred Stock	4.8%

Alvin H. Clemens	3,922,457	(16)	Common Stock	9.2%

______________

* Less than 1%

(1)	Represents securities owned by Azeez Investors, LLC. Mr. Azeez is a managing member of Azeez Investors, LLC. Mr. Azeez disclaims beneficial ownership of these securities, except to the extent of his pecuniary interest therein.

(1a)	Includes 2,000,000 shares underlying warrants, which are exercisable within 60 days of June 29, 2012. Includes 4,000,000 shares underlying 200,000 shares of Series B preferred stock, which are convertible, at the sole option of the holder, into twenty shares of our common stock per share of Series B preferred stock.

(2)	Includes 12,646,874 shares, which are beneficially owned by Co-Investment Fund II, L. P. (the “Fund”), designee of Cross Atlantic Capital Partners, Inc. Mr. Caldwell is a managing partner of Cross Atlantic Capital Partners, Inc. Mr. Caldwell is also a shareholder, director and officer of Co-Invest II Capital Partners, Inc., which is the general partner of Co-Invest Management II, L.P., which is the general partner of the Fund. Mr. Caldwell disclaims beneficial ownership of these securities, except to the extent of his pecuniary interest therein.

(3)	Represents securities owned by the Fund, the designee of Cross Atlantic Capital Partners, Inc., of which Frederick C. Tecce is the managing director and of which Donald R. Caldwell is managing partner. Mr. Caldwell is also a shareholder, director and officer of Co-Invest II Capital Partners, Inc., which is the general partner of Co-Invest Management II, L.P., which is the general partner of the Fund. Mr. Tecce and Mr. Caldwell disclaim beneficial ownership of these securities, except to the extent of their pecuniary interest therein.

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(4)	Includes 1,750,000 shares underlying options and 33,333 shares underlying warrants, which are exercisable within 60 days of June 29, 2012. Includes 3,000,000 shares underlying a warrant to purchase 150,000 shares of Series A preferred stock, which is exercisable within 60 days of June 29, 2012, which is also convertible, at the sole option of the holder, into twenty shares of our common stock per share of Series A preferred stock. Includes 25,000 shares underlying 1,250 shares of Series A preferred stock, which is convertible, at the sole option of the holder, into twenty shares of our common stock per share of Series A preferred stock. Excludes 750,000 shares underlying options, which are not exercisable within 60 days of June 29, 2012.

(5)	Includes 150,000 shares underlying warrants, which are exercisable within 60 days of June 29, 2012.

(6)	Includes 250,000 shares underlying options and 58,333 shares underlying warrants, all of which are exercisable within 60 days of June 29, 2012. Includes 25,000 shares underlying 1,250 shares of Series A preferred stock, which is convertible, at the sole option of the holder, into twenty shares of our common stock per share of Series A preferred stock.

(7)	Includes 370,000 shares underlying options, which are exercisable within 60 days of June 29, 2012. Excludes 30,000 shares underlying options, which are not exercisable within 60 days of June 29, 2012.

(8)	Includes 200,000 shares underlying options that are exercisable within 60 days of June 29, 2012.

(9)	Includes 150,000 shares underlying options and 33,333 shares underlying warrants, all of which are exercisable within 60 days of June 29, 2012. Includes 25,000 shares underlying 1,250 shares of Series A preferred stock, which is convertible, at the sole option of the holder, into twenty shares of our common stock per share of Series A preferred stock.

(10)	Includes 200,000 shares underlying options and 33,333 shares underlying warrants that are exercisable within 60 days of June 29, 2012. Includes 25,000 shares underlying 1,250 shares of Series A preferred stock, which is convertible, at the sole option of the holder, into twenty shares of our common stock per share of Series A preferred stock.

(11)	Includes 50,000 shares underlying warrants that are exercisable within 60 days of June 29, 2012. Also includes 12,646,874 shares, which are beneficially owned by the Co-Investment Trust II, L. P., designee of Cross Atlantic Capital Partners, Inc. Mr. Tecce is a managing partner of Cross Atlantic Capital Partners, Inc. Mr. Tecce disclaims beneficial ownership of these securities, except to the extent of his pecuniary interest therein.

(12)	Includes 1,000,000 shares underlying options and 33,333 shares underlying warrants, all of which are exercisable within 60 days of June 29, 2012. Includes 25,000 shares underlying 1,250 shares of Series A preferred stock, which are convertible, at the sole option of the holder, into twenty shares of our common stock per share of Series A preferred stock. Includes 3,000,000 shares underlying a warrant to purchase 150,000 shares of Series A preferred stock, which is exercisable within 60 days of June 29, 2012, which is also convertible, at the sole option of the holder, into twenty shares of our common stock per share of Series A preferred stock.

(13)	Includes 62,300,491 shares underlying warrants that are exercisable within 60 days of June 29, 2012. Includes 25,000,000 shares underlying 1,250,000 shares of Series A preferred stock, which are convertible, at the sole option of the holder, into twenty shares of our common stock per share of Series A preferred stock. Includes 15,947,560 shares underlying 797,378 shares of Series B preferred stock, which are convertible, at the sole option of the holder, into twenty shares of our common stock per share of Series B preferred stock.

(14)	Includes 16,666,670 shares underlying warrants, which are exercisable within 60 days of June 29, 2012. Includes 33,333,340 shares underlying 1,666,667 shares of Series B preferred stock, which are convertible, at the sole option of the holder, into twenty shares of our common stock per share of Series B preferred stock.

(15)	Includes 1,333,340 shares underlying warrants, which are exercisable within 60 days of June 29, 2012. Includes 2,666,680 shares underlying 133,334 shares of Series B preferred stock, which are convertible, at the sole option of the holder, into twenty shares of our common stock per share of Series B preferred stock.

(16)	Includes 1,000,000 shares held by The Clemens-Beaver Creek Limited Partnership, of which Alvin H. Clemens is the general partner. Also includes 100,000 shares held by Mr. Clemens’s minor children. Also includes 993,377 shares underlying warrants, all of which are exercisable within 60 days of June 29, 2012.

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PROPOSAL 1: ELECTION OF TEN DIRECTORS

Our board of directors is authorized to have up to 15 members. Our board of directors currently has ten members and nine members are nominees for director at the Annual Meeting. These nominees are Michael Azeez, Donald R. Caldwell, John Harrison, Robert J. Oakes, Sanford Rich, L.J. Rowell, Paul Soltoff, Anthony R. Verdi and Edmond J. Walters. Mr. Frederick C. Tecce, who is currently a member of our board, has chosen not to be a nominee for director at the Annual Meeting. Mr. Brian Adamsky, who is currently not a member of our board, is also a nominee for director at the Annual Meeting. Proxies may not be voted for a greater number of persons than the number of nominees named below. Each director to be elected will hold office until the next annual meeting of stockholders and until his or her successor is elected, or until the director’s death, resignation or removal.

Each nominee has expressed his or her willingness to serve as a director if elected, and we know of no reason why any nominee would be unable to serve. The persons named as proxy agents in the enclosed proxy card intend (unless instructed otherwise by a stockholder) to vote for the election of the nominees. If a nominee is unable to serve as a director, the proxy agents intend to vote any alternative nominee designated by our board of directors. Alternatively, our board of directors may decide to reduce the number of directors.

Set forth below is certain information with respect to each nominee to our board of directors.

Nominees for Terms Continuing Through our 2013 Annual Meeting of Stockholders

Brian K. Adamsky, 51. Mr. Adamsky has worked at Cross Atlantic Capital Partners, Inc. since its inception in 1999, and presently serves as its Secretary/Treasurer and Chief Financial Officer. During his years at Cross Atlantic, he has served as a director at numerous of its portfolio companies including Profectus BioSciences, Inc. and Rubicon Technology, Inc. From 1996 to 1999, Mr. Adamsky was Chief Financial Officer at Megasystems, Inc., a portfolio company of Safeguard Scientifics, Inc. Prior to Megasystems, Mr. Adamsky worked in a variety of financial and operational roles at companies in the Philadelphia region. Mr. Adamsky worked in public accounting at Touche Ross & Company (now Deloitte & Touche) and is a Certified Public Accountant in the Commonwealth of Pennsylvania. Mr. Adamsky’s experience serving as a director and officer of numerous companies qualifies him to be a member of our board of directors.

Michael Azeez, age 55, has served as one of our directors since December 2011. Mr. Azeez is a managing member of Azeez Investors, LLC. Mr. Azeez co-founded Unitel in 1988 and served as its President from 1988 until 2002. Mr. Azeez served in various executive positions at American Cellular Network Corporation from 1982 until 1988 and his positions included Vice President, General Manager of various divisions and assistant to the President. Mr. Azeez is a member of the board of directors of Acrometis Strategic Software Services, which provides software solutions to insurance companies for workers compensation claims management. Mr. Azeez is a member of the board of directors of the Friends of Yemin Orde. Mr. Azeez is the Chairman and founder of the Sam Azeez Museum of Woodbine Heritage. Mr. Azeez’s significant executive and business development experience in the telecommunications industry and his civic service for various non-profit organizations qualifies him to be a member of our board of directors.

Donald R. Caldwell, 66, has served as one of our directors and as one of the Co-Chairman of our board of directors from April 2008 through November 24, 2009 and as our Chairman since November 24, 2009. Mr. Caldwell founded Cross Atlantic Capital Partners, Inc. in 1999, and presently serves as its Chairman and Chief Executive Officer. He has served as a Director at Rubicon Technology, Inc. since 2001 where he chairs the Compensation Committee; and at Diamond Management & Technology Consultants, Inc. (NASDAQ) from 1994 until its sale to PriceWaterhouse in 2010, and where he served as a member of their Compensation Committee, Audit Committee and as the lead director since 2006. Mr. Caldwell is a Director and a member of the Compensation and Audit Committees and chairman of the Executive Committee of Quaker Chemical Corporation (NYSE), and a member of the Compensation Committee and the board of Voxware, Inc. (NASDAQ), a supplier of voice driven solutions. Mr. Caldwell is a director, chairman of the audit committee and member of the compensation committee of Lighting Gaming, Inc. since 2005.  Mr. Caldwell was a director of Kanbay International, Inc. from 1999 through 2007 when it was purchased by CapGemini.  From 1996 to 1999, Mr. Caldwell was President and Chief Operating Officer and a Director of Safeguard Scientifics, Inc. Mr. Caldwell is a Certified Public Accountant in the State of New York.  Mr. Caldwell’s experience serving as a director and officer of numerous public companies qualifies him to be a member of our board of directors.

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John Harrison, 69, has served as one of our directors since November 2005. He is a founding Partner and Executive Director of The Keystone Equities Group, Inc., a full service investment banking group and a registered NASD broker-dealer founded in 2003. Mr. Harrison also is a Managing Director of Covenant Partners, a hedge fund that invests in direct marketing services companies. In 1999, Mr. Harrison became a founding Partner of Emerging Growth Equities, Ltd., a full service investment banking and brokerage firm focused on raising capital for emerging technology companies addressing high-growth industry sectors. From 1985 to 2000, Mr. Harrison served as President of DiMark, a direct marketing agency that was acquired by Harte-Hanks in 1996. He also has held senior management positions with CUNA Mutual, RLI Insurance and CNA Insurance where he directed their direct marketing practice. Mr. Harrison was Chairman of Professional Insurance Marketing Association (PIMA) and Chairman of the DMA's Financial Services Council. Mr. Harrison’s extensive experience in the financial and insurance sectors qualifies him to be a member of our board of directors.

Robert J. Oakes, 53, has served as one of our directors since August 2008. He has served as the President and CEO of our InsPro Technologies, LLC subsidiary since our acquisition of the subsidiary on October 1, 2007. From 1986 until 2007 Mr. Oakes was President and Chief Executive Officer of the general partner of Atiam Technologies L.P. (now known as InsPro Technologies, LLC), a software development and servicing company that developed, expanded and serviced products to serve the insurance and financial services markets. Mr. Oakes founded InsPro Technologies under the name “Atiam” in 1986 and led the company’s effort to design and develop its flagship product, InsPro. InsPro is a state-of-the-art Insurance, Marketing, Administration and Claim System that provides end-to-end insurance processing, technology and support, for a broad range of life, health and disability products. Mr. Oakes’ experience in the development of our flagship product and the management of InsPro Technologies, LLC qualifies him to be a member of our board of directors.

Sanford Rich, 54, has served as one of our directors since April 2006. Mr. Rich has served as a Director and Chief Executive Officer at In the Car, LLC since October 2011. He is a Director and the Audit Committee Chairman at Aspen Group Inc., an online University. Mr. Rich also has served as a FINRA Registered Managing Director with Whitemarsh Capital Advisors LLC, a broker-dealer, since February 2009. Mr. Rich served as a director, audit committee chairman and SEC qualified audit committee financial expert of Interclick, Inc. from 2007 to 2010.  From 1995 to May 2008 Mr. Rich was Director, Senior Vice President and Portfolio Manager at GEM Capital Management Inc. From 1993 to 1995, Mr. Rich was a Managing Director of High Yield Finance, Capital Markets & North American Loan Syndicate, Sales and Trading at Citicorp Securities. From 1985 to 1993, he served as Managing Director of Debt Capital Markets at Merrill Lynch. From 1978 to 1985, Mr. Rich held various Analyst positions in numerous companies, including Cypress Capital Management, Inc. (Vice President and Analyst from 1983 to 1985), FIAMCO (Distressed/High Yield Bond Analyst from 1981 to 1983), Progressive Corporation (Financial Analyst from 1980 to 1981) and Prescott, Ball and Turben (Distressed/High Yield Bond Analyst from 1978 to 1980).  Mr. Rich’s 30+ years of experience in the financial sector qualifies him to be a member of our board of directors.

L.J. Rowell, 80, has served as one of our directors since April 2006. He is a past President (1984-1996), Chief Executive Officer (1991-1996) and Chairman of the Board (1993-1996) of Provident Mutual Life Insurance Company, where he also held various other executive and committee positions from 1980 until his retirement in 1996. Mr. Rowell served on the board of directors of the PMA Group from 1992 until 2009. Mr. Rowell served on the board of directors of the Southeast Pennsylvania Chapter of the American Red Cross, the American College, The Foundation at Paoli and The Milton S. Hershey Medical Center. Mr. Rowell also has served on the Board of Trustees of The Pennsylvania State University as a business and industry trustee since 1992. In 1991, he served as the Chairman of the Major Business Division for the United Way of Southeastern Pennsylvania. Mr. Rowell also has served as chairman of The American Red Cross Ad Blood Campaign and has previously served on its Major Contributions Donor Campaign. Mr. Rowell’s extensive experience in the insurance industry and his civic service for various health care organizations qualifies him to be a member of our board of directors.

Paul Soltoff, 58, has served as one of our directors since November 2005. He also has served as Chairman and Chief Executive Officer of Acquirgy, Inc. since 2009. He served as Chairman and Chief Executive Officer of SendTec, Inc. since its inception in February 2000 through 2009. From 1997 until February 2000, Mr. Soltoff served as Chief Executive Officer of Soltoff Direct Corporation, a specialized direct marketing consulting company. From September 2004 until October 2005, Mr. Soltoff served as a director of theglobe.com. Mr. Soltoff’s experience as an officer and director in the Internet marketing sector qualifies him to be a member of our board of directors.

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Anthony R. Verdi, 63, has served as one of our directors since June 2008, as our Chief Financial Officer and Assistant Secretary since November 2005, as our Chief Operating Officer since April 2008, Acting Chief Executive Officer from June 20, 2008 through May 18, 2011, and Chief Executive Officer since May 18, 2011. From 2001 until November 2005, Mr. Verdi provided consulting services to life, health and property and casualty insurance company agency and venture capital clients. Mr. Verdi served as Chief Operating Officer of Provident American Corporation and Chief Financial Officer of HealthAxis, Inc. From January 1990 until December 1998 Mr. Verdi served as Chief Financial Officer of Provident American Corporation. From July 1986 until January 1990, he was the Vice President and Controller of InterCounty Hospitalization and Health Plans, a nonprofit group medical insurer. From April 1971 until July 1986, he served in various finance and accounting capacities for the Academy Insurance Group, ultimately serving as the Assistant Controller. Mr. Verdi’s extensive experience in the insurance industry and his financial and accounting background qualifies him to be a member of our board of directors.

Edmond J. Walters, 51, has served as one of our directors since April 2008. Mr. Walters is Founder and Chief Executive Officer of eMoney Advisor, a wealth planning and management solutions provider for financial advisors that Mr. Walters founded in 2000 and is now a wholly-owned subsidiary of Commerce Bancorp. Prior to forming eMoney Advisor in 2000, Mr. Walters spent more than 20 years in the financial services industry, advising high net worth clients. From 1983 to 1992 he was associated with Kistler, Tiffany & Company in Wayne, PA. In 1992, Walters helped found the Wharton Business Group, a financial advising firm, in Malvern, PA. Mr. Walters’ 20+ years of experience in the financial sector qualify him to be a member of our board of directors.

Our board of directors recommends a vote “FOR” each of the foregoing nominees.

Board of Directors and Committees

Our board of directors currently is composed of Messrs. Azeez, Caldwell, Harrison, Oakes, Rich, Rowell, Soltoff, Tecce, Verdi and Walters. Mr. Caldwell is the Chairman of our board of directors. Directors serve until the next annual meeting of stockholders, until their successors are elected or appointed or qualified, or until their prior resignation of removal. Our executive officers are appointed by, and serve at the discretion of, our board of directors.

Although our common stock is not listed on NASDAQ and, as a result, we are not subject to NASDAQ’s listing standards, we voluntarily strive to comply with such standards. As required under the NASDAQ listing standards, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by a company’s board of directors. Our board of directors, in applying the standards for independence as defined by Rule 4200(a)(15) of the NASDAQ listing standards and Rule 10A-3(b)(1)(ii) promulgated by the Securities and Exchange Commission, has affirmatively determined that Messrs. Azeez, Caldwell, Harrison, Rich, Rowell, Soltoff, Tecce and Walters are “independent” directors.

Our board of directors has established an audit committee, a compensation committee and a nominating and governance committee. Pursuant to our Amended and Restated Bylaws, our board of directors may from time to time establish other committees to facilitate the management of our business and operations.

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Board and Committee Meetings

During the year ended December 31, 2011, our board of directors held four meetings. Pursuant to our Corporate Governance Guidelines, all directors are encouraged to attend special and annual meetings of stockholders. No director attended fewer than 75% of the aggregate of the total number of meetings of the board of directors and the total number of meetings held by all committees of the board on which each particular director served. Messrs. Caldwell, Oakes, Tecce and Verdi attended the 2011 Annual Meeting of Stockholders. During the year ended December 31, 2011, our audit committee of our board of directors held four committee meetings. During the year ended December 31, 2011, our compensation committee of our board of directors held one committee meeting. During the year ended December 31, 2011, our nominating and governance committee of our board of directors held one committee meeting.

Board Leadership Structure and Risk Oversight

The role of chief executive officer and chairman of the board are separate positions. We believe it is the chief executive officer’s responsibility to oversee the Company’s operations and the chairman’s responsibility to coordinate the appropriate functioning of the board. As directors continue to have more oversight responsibilities than ever before, we believe it is beneficial to have a chairman whose sole role with the Company is leading the board.

Mr. Caldwell is primarily responsible for overseeing the Company’s risk management processes on behalf of the full board. Mr. Caldwell receives reports from management at least quarterly regarding the Company’s assessment of risks. In addition, Mr. Caldwell is also chairman of the audit committee and together with the other members of the audit committee meets with management to discuss the Company’s policies with respect to risk assessment and risk management, the Company’s major financial risk exposures and the steps management has taken to monitor and mitigate these exposures. Mr. Caldwell reports regularly to the full board of directors, which also considers the Company’s risk factors. While the board oversees the Company’s risk management, company management is responsible for day-to-day risk management processes. We believe this division of responsibilities is the most effective approach for addressing the risks facing our Company and that our board leadership structure supports this approach.

Code of Business Conduct and Ethics

We adopted an amended and restated Code of Business Conduct and Ethics on January 29, 2008. Our Code of Business Conduct and Ethics, in accordance with Section 406 of the Sarbanes-Oxley Act of 2002 and Item 406 of Regulation S-K, applies globally to our corporate directors, executive officers, senior financial officers and other employees. Our Code of Business Conduct and Ethics is intended to promote honest and ethical conduct, full and accurate reporting, and compliance with laws as well as other matters. A printed copy of our Code of Business Conduct and Ethics may be obtained free of charge by writing to us at InsPro Technologies Corporation, 150 N. Radnor-Chester Road, Suite B-101, Radnor, Pennsylvania 19087.

Audit Committee

The members of our audit committee are Messrs. Caldwell, Rich and Rowell. Mr. Caldwell became chairman of the committee effective upon his appointment to the board on April 1, 2008. Our audit committee assists our board of directors in its oversight of:

•	the integrity of our financial statements;

•	our compliance with legal and regulatory requirements;

•	the evaluation of the performance of the independent auditors, including to determine whether to engage or dismiss the independent auditors and to monitor the independent auditors’ qualifications and independence; and

•	the preparation of the report required by the rules of the Securities and Exchange Commission to be included in our proxy statement.

Our board of directors has determined that Mr. Caldwell is an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K promulgated by the Securities and Exchange Commission. Although our common stock is not listed on NASDAQ and, as a result, we are not subject to NASDAQ’s listing standards, we voluntarily strive to comply with such standards. Our board of directors, in applying the above-referenced standards, has affirmatively determined that each of Messrs. Caldwell, Rich and Rowell are “independent”.

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We believe that the composition of our audit committee meets the requirements for independence under the current requirements of the Sarbanes-Oxley Act of 2002 and Securities and Exchange Commission rules and regulations, and the functioning of our audit committee complies with the applicable requirements of the Sarbanes-Oxley Act of 2002 and Securities and Exchange Commission rules and regulations.

A copy of the charter of our audit committee was attached to our 2011 Proxy Statement as Appendix A.

Compensation Committee

The members of our compensation committee are Messrs. Harrison, Rich and Tecce. Mr. Harrison chairs the committee. Specific responsibilities of our compensation committee include:

•	to establish and periodically review our compensation philosophy and the adequacy of compensation plans and programs for executive officers and our other employees;

•	to establish compensation arrangements and incentive goals for executive officers and to administer compensation plans;

•	to review the performance of the executive officers and award incentive compensation and adjust compensation arrangements, as appropriate, based on performance;

•	to review and monitor management development and succession plans and activities; and

•	to prepare the report on executive compensation required by the rules of the Securities and Exchange Commission to be included in our proxy statement.

We believe that the composition of our compensation committee meets the requirements for independence under, and the functioning of our compensation committee complies with, the applicable requirements of the Sarbanes-Oxley Act of 2002 and Securities and Exchange Commission rules and regulations.

A copy of the charter of our compensation committee was attached to our 2011 Proxy Statement as Appendix B.

Nominating and Governance Committee

The members of our nominating and governance committee are Messrs. Rowell, Harrison and Soltoff. Mr. Rowell chairs the committee. This committee is responsible for recommending qualified candidates to the board of directors for election as directors, including the slate of directors that the board proposes for election by stockholders at Annual Meetings. While the committee does not have a formal diversity “policy,” the committee recommends candidates based upon many factors, including the diversity of their business or professional experience, the diversity of their background and their array of talents and perspectives. We believe that the committee’s existing nominations process is designed to identify the best possible nominees for the board, regardless of the nominee’s gender, racial background, religion or ethnicity. The committee identifies candidates through a variety of means, including recommendations from members of the board and suggestions from our management, including our Chairman and Chief Executive Officer. In addition, the committee considers candidates recommended by third parties, including stockholders. Stockholders wishing to recommend director candidates for consideration by the committee may do so by writing our Secretary and giving the recommended candidate’s name, biographical data and qualifications.

The nominating and corporate governance committee operates under a formal charter adopted by the board that governs its duties and standards of performance. A copy of the charter of our nominating and corporate governance committee was attached to our 2011 Proxy Statement as Appendix C.

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Transactions With Related Persons

From the beginning of our last fiscal year until the date of this proxy statement, there has been no transaction, nor is there any transaction currently proposed, to which we were, are, or would be a participant, in which the amount involved exceeded or would exceed the lesser of $120,000 or one percent of the average of our total assets at year end for the last two completed fiscal years and in which any of our directors or executive officers, any holder of more than 5% of our common stock or any member of the immediate family of any of these persons or entities had or will have a direct or indirect material interest.

Selection of Directors and Stockholder Nominations Process

In connection with our proxy solicitation relating to an annual meeting of stockholders, our board of directors recommends a slate of nominees for election by our stockholders. In addition, our board of directors fills vacancies on our board of directors when necessary or appropriate. Recommendations or determinations of our board of directors are made after consideration of the recommendations of, and information supplied by, our nominating and governance committee as to the suitability of each individual, taking into account the criteria described below and other factors, including requirements for board committee membership. The nominating and governance committee considers candidates for board membership suggested by its members and other board members, as well as management and stockholders. The nominating and governance committee also may determine to retain third-party executive search firms to identify candidates from time to time.

Our nominating and governance committee considers board candidates based on various criteria, such as their broad range of skills, expertise, industry and other knowledge, and business and other experience useful to the effective oversight of our business. Our board of directors and nominating and governance committee also seek members from diverse backgrounds so that our board of directors consists of members with a broad spectrum of experience and expertise and with a reputation for integrity. In determining whether to recommend a director for reelection, our nominating and governance committee also considers a director’s past attendance at meetings and participation in and contributions to the activities of the board of directors and committees of the board on which the director served.

The nominating and governance committee will consider director nominees recommended by stockholders who submit the following information in writing to InsPro Technologies Corporation, 150 N. Radnor-Chester Rd., Suite B-101, Radnor, PA 19087, Attn: Assistant Secretary, if such information is received at least 120 calendar days before the one-year anniversary of the date of mailing of our materials for the prior year’s annual meeting of stockholders:

•	the name and address of the recommending stockholder;

•	the name of the candidate and information about the candidate that would be required to be included in a proxy statement under the rules of the Securities and Exchange Commission;

•	information about the relationship between the candidate and the recommending stockholder;

•	the consent of the candidate to serve as a director; and

•	proof of the number of Shares that the recommending stockholder owns and the length of time the Shares have been owned.

We may require any nominating stockholder or proposed nominee to furnish such other information as may reasonably be required to determine the eligibility of such proposed nominee to serve as one of our directors.

Assuming that appropriate information has been provided on a timely basis as described above and in accordance with our Amended and Restated Bylaws, the nominating and governance committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.

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Stockholder Communications to our Board of Directors

Our board of directors will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. Stockholders may send communications to our board of directors in writing, addressed to the full board of directors, individual directors or a specific committee of our board of directors, c/o InsPro Technologies Corporation, 150 N. Radnor-Chester Rd., Suite B-101, Radnor, PA 19087, Attn: Assistant Secretary. Our board of directors relies on our Assistant Secretary to forward written questions or comments to the full board of directors, named directors or specific committees of our board of directors, as appropriate. General comments or inquiries from stockholders are forwarded to the appropriate individual, as appropriate.

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PROPOSAL 2: RATIFICATION OF APPOINTMENT OF SHERB & CO., LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2012

The audit committee of our board of directors has appointed Sherb & Co., LLP as our independent registered public accountants for the fiscal year ending December 31, 2012 and has further directed that management submit the appointment of Sherb & Co., LLP as our independent registered public accountants for ratification by the stockholders at the Annual Meeting. Representatives of Sherb & Co., LLP are expected to be available at the Annual Meeting to respond to appropriate questions and to make a statement if they so desire.

Neither our Amended and Restated Bylaws nor any other governing documents or law require stockholder ratification of the appointment of Sherb & Co., LLP as our independent registered public accountants. However, the audit committee is submitting the appointment of Sherb & Co., LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the appointment, the audit committee will reconsider whether or not to retain Sherb & Co., LLP. Even if the appointment is ratified, the audit committee, in its discretion, may direct the appointment of different independent registered public accountants at any time during the year if they determine that such a change would be in the best interests of our stockholders.

The affirmative vote of a majority of the Shares present in person or represented by proxy and entitled to vote at the Annual Meeting on this proposal will be required to ratify the appointment of Sherb & Co., LLP. Any abstentions will have the effect of votes against the proposal. Any broker non-votes will have no effect on the proposal.

A summary of the fees of Sherb & Co., LLP for the years ended December 31, 2011 and 2010 are set forth below:

	2011 Fees	2010 Fees
Audit Fees(1)	$82,500	$82,500
Audit-Related Fees	-	-
Tax Fees	-	-
All Other Fees	-	-
Total Fees	$82,500	$82,500

(1)	Audit fees for the fiscal years ended December 31, 2011 and 2010 were for professional services rendered for the audits and interim quarterly reviews of our consolidated financial statements and services that are normally provided in connection with statutory and regulatory filings or engagements.

Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accountants

The audit committee pre-approves all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services.

Our board of directors recommends a vote “FOR” Proposal 2.

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EXECUTIVE COMPENSATION

Summary Compensation Table

The following table summarizes the compensation paid to, awarded to or earned during the fiscal years ended December 31, 2011 and 2010 by our Principal Executive Officer and each of our two other most highly compensated executive officers whose total salary and bonus exceeded $100,000 for services rendered to us in all capacities during 2011. The executive officers listed in the table below are referred to in this report as our “named executive officers”. There were no non-equity incentive plan compensation or non-qualified deferred compensation earnings for any of the named executive officers for the fiscal years ended December 31, 2011 and December 31, 2010.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($) (6)	Stock Awards ($)	Option Awards ($) (4)	All Other Compensation ($) (5)	Total ($)

Anthony R. Verdi (1)	2011	239,583	-	-	180,000	16,490	436,073
Cheifl Executive Officer,	2010	237,981	-	-	-	16,531	254,512
Chief Financial Officer & Chief
Operating Officer

Robert J. Oakes (2)	2011	300,000	-	-	-	22,132	322,132
President & Chief Executive Officer of InsPro Technologies, LLC	2010	274,908	50,000	-	499,491	24,157	848,556

James Rourke (3)	2011	180,000	136,019	-	-	16,156	332,175
Senior Vice President	2010	164,900	15,000	-	24,748	14,279	218,927

(1)         Mr. Verdi was appointed as our Chief Financial Officer on November 10, 2005, Chief Operating Officer on April 1, 2008, acting Chief Executive Officer on June 20, 2008 and Chief Executive Officer on May 18, 2011.

(2)         Mr. Oakes was appointed as President and Chief Executive Officer of our subsidiary InsPro Technologies, LLC on October 1, 2007 concurrently with the closing of our acquisition of InsPro.

(3)         Mr. Rourke was appointed our Senior Vice President on February 1, 2010.

(4)         Represents the aggregate grant date fair value of the stock option as of the date of grant using the Black-Scholes option-pricing model. Fair value is estimated based on an expected life of five years, an assumed dividend yield of 0% and the assumptions below.

Name	Fiscal Year	Fair Value at Date of Grant ($)	Number of Options Granted (#)	Option Exercise Price ($)	Closing Stock Price On the Date of Grant ($)	Date of Grant	Expected Volatility	Risk Free Interest Rate	Expected Life in Years	Assumed Dividend Yield

Anthony R. Verdi	2011	180,000	150,000	4.00	4.00	9/14/2011	566%	0.03%	5	0%
	2010	-	-	-	-	-	-	-	-	-

Robert J. Oakes	2011	-	-	-	-	-	-	-	-	-
	2010	166,497	1,500,000	0.111	0.111	8/18/2010	384%	0.19%	5	0%
	2010	332,994	150,000	4.00	4.00	8/18/2010	384%	0.19%	5	0%

James Rourke	2011	-	-	-	-	-	-	-	-	-
	2010	14,998	250,000	0.060	0.060	3/25/2010	345%	0.14%	5	0%
	2010	9,750	150,000	0.065	0.065	7/9/2010	376%	0.20%	5	0%

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(5)         All other compensation paid to our named executive officers in the fiscal year ended December 31, 2011 consisted of the following:

Name	Payments for Auto and Equipment ($) (a)	Company Paid Health, Life and Disabilitly Insurance ($) (b)	Company Matching of Employee 401(k) Contributions (c)	Total ($)
Anthony R. Verdi	13,200	982	2,308	16,490

Robert J. Oakes	1,200	18,482	2,450	22,132

James Rourke	1,200	14,014	942	16,156

(a)     Payments for auto and equipment represent monthly allowances for auto, cell phones and other equipment.

(b)     Company-paid health, life and disability insurance represents the cost of company-paid insurance premiums covering the named executive officers and, in the case of health insurance premiums, their dependents. We pay 100% of these insurance premiums for the named executive officers. Health insurance premiums vary based on several factors, including the age of the named executive officer and the number of their covered dependents.

(c)     Company matching of employee 401(k) contributions represents 25% of the employee’s contribution up to 4% of the employee’s compensation, which were fully vested for the above named executive officers.

(6)         Mr. Oakes received a bonus in 2010 based on a bonus plan, which was based on InsPro Technologies LLC’s 2009 revenue and profit measures and Mr. Oakes individual personal performance as evaluated by the Compensation Committee. Mr. Rourke received a one time sign-on bonus in 2010 as part of the Company’s employment offer to him and in 2011 Mr. Rourke received variable compensation based on revenue from new clients.

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Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information for the outstanding equity awards held by our named executive officers for the year ended December 31, 2011. The information below pertains to stock options, which were granted under the 2010 Equity Compensation Plan (which includes prior grants under our 2005 Incentive Stock Plan, 2006 Omnibus Equity Compensation Plan and 2008 Equity Compensation Plan), restricted stock grants, which were granted in accordance with the terms of our 2006 Omnibus Equity Compensation Plan, a warrant to purchase 150,000 shares of the Company’s Series A Convertible Preferred Stock, which was issued to Mr. Oakes on August 18, 2010, and a warrant to purchase 150,000 shares of the Company’s Series A Convertible Preferred Stock, which was issued to Mr. Verdi on September 14, 2011.

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date

Anthony R. Verdi	150,000	-	-	4.00	9/14/2016
	650,000	-	-	0.10	2/4/2014
	350,000	-	-	1.00	11/09/2015

Robert J. Oakes	375,000	1,125,000	-	0.11	8/18/2015
	150,000	-	-	4.00	8/18/2015
	1,000,000		-	0.10	2/4/2014

James Rourke	60,000	90,000	-	0.07	7/9/2015
	150,000	100,000	-	0.06	3/25/2015

Employment, Severance and Other Agreements

Anthony R. Verdi

Pursuant to an amended and restated employment agreement Mr. Verdi serves as our Chief Executive Officer, Chief Financial Officer and Chief Operating Officer. Pursuant to his amended and restated employment agreement, his annual base salary was $225,000 per year through April, 1, 2006, was then increased to $250,000 through March 31, 2009. Mr. Verdi’s employment agreement, if not terminated, will automatically renew for one year periods. He is entitled to receive such bonus compensation as a majority of our board of directors may determine from time to time.

In connection with the March 31, 2008 private placement, Mr. Verdi’s employment agreement was amended effective March 31, 2008 to revise Mr. Verdi’s annual base salary to $225,000 and to amend the term of his employment agreement to a one year term commencing March 31, 2008.

Mr. Verdi’s annual base salary was increased to $250,000 effective June 1, 2011.

In the event of Mr. Verdi’s termination without cause or for good reason, he or his estate would receive his then current base annual salary, plus unpaid accrued employee benefits, which is primarily accrued vacation, plus the continuation of his employee benefits for a period of 18 months, less all applicable taxes. In the event of his voluntary termination, death or disability, he or his estate would receive unpaid accrued employee benefits, plus the continuation of his employee benefits for a period of one month, less all applicable taxes.

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Robert J. Oakes

Pursuant to an amended and restated employment agreement with InsPro Technologies, LLC, Mr. Oakes serves as InsPro Technologies, LLC’s President and Chief Executive Officer. Pursuant to his employment agreement, his annual base salary was $250,000 per year through September 30, 2011. On April 7, 2011, Mr. Oakes received an increase in his base compensation pursuant to his employment agreement to $300,000 retroactive to July 1, 2010, upon InsPro Technologies, LLC’s achievement of one calendar quarter of positive operating cash flow, which occurred during the calendar quarter ended March 31, 2011. Mr. Oakes is entitled to bonus compensation equal to 100% of InsPro Technologies, LLC’s net income up to a maximum of $100,000 in 2010 and $100,000 in 2011. Mr. Oakes is entitled to such fringe benefits as are available to other executives of InsPro Technologies Corporation. Mr. Oakes employment agreement was automatically extended for an additional one year term on March 25, 2011 and will be annually automatically extended thereafter unless either party provides written notification to the other party of non-renewal no later than 60 days prior to the termination date of the agreement.

In the event of Mr. Oakes’s termination without cause or for good reason, he or his estate would receive his then current base annual salary, plus unpaid accrued employee benefits, which is primarily accrued vacation, plus the continuation of his employee benefits for a period of 12 months, less all applicable taxes. In the event of his voluntary termination, death or disability, he or his estate would receive unpaid accrued employee benefits, plus the continuation of his employee benefits for a period of one month, less all applicable taxes.

Pursuant to Mr. Oakes employment agreement, he is subject to a non competition and non-solicitation provision during the term of his employment agreement and for a period of one year following his termination.

James Rourke

Mr. Rourke serves as InsPro Technologies, LLC’s Senior Vice President of Sales and Marketing and is employed as an employee-at-will. Mr. Rourke is entitled to variable incentive compensation based on a percentage of new sales and bonus compensation as defined in the InsPro Technologies Management Incentive Compensation Plan. The InsPro Technologies Management Incentive Compensation Plan defines a maximum compensation payment, or the Bonus Pool, payable to certain executives including Mr. Rourke but excluding Messrs. Oakes and Verdi, based on the net income of InsPro Technologies, LLC, adjusted up or down based on the revenue of InsPro Technologies, LLC. The Bonus Pool amount (if any) is then divided among the certain executives, which includes Mr. Rourke. Mr. Rourke is entitled to such fringe benefits as are available to other executives of InsPro Technologies Corporation.

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Compensation of Directors

The following table sets forth information concerning the compensation of all individuals who served on our board of directors during the fiscal year ended December 31, 2011. There were no non-equity incentive plan compensation or nonqualified deferred compensation earnings to any of our directors for the year ended December 31, 2011. Directors who are employees receive no additional or special compensation for serving as directors. All compensation for Messrs. Oakes and Verdi are included in the Summary Compensation Table. Messrs. Caldwell and Tecce have assigned all of their board compensation to The Co-Investment Fund II, L.P. Messrs. Caldwell and Tecce are stockholders, directors and officers of Co-Invest II Capital Partners, Inc., which is the general partner of Co-Invest Management II, L.P., which is the general partner of the Fund.

Name	Fees Earned or Paid in Cash ($) (1)	Stock Awards ($)	Option Awards ($)	Total ($)

Michael Azeez	1,000	-	-	1,000

Donald Caldwell	6,500	-	-	6,500

John Harrison	5,000	-	-	5,000

Warren V. Musser (2)	1,000	-	-	1,000

Sanford Rich	6,500	-	-	6,500

L.J. Rowell	6,500	-	-	6,500

Paul Soltoff	3,500	-	-	3,500

Frederick Tecce	4,500	-	-	4,500

Edmond Walters	3,000	-	-	3,000

(1)         Represents board and committee meeting fees paid to our directors under our Non-Employee Director Compensation Plan.

(2)         Mr. Musser is a former member of the board who chose not to be a nominee for director at the company annual meeting of stockholders, which was held on August 4, 2011.

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The following table sets forth information concerning the aggregate number of options available, which are options issued, outstanding and exercisable, for non-employee directors as of December 31, 2011.

Aggregate Number of Options Available as of December 31, 2011

Michael Azeez	-

Donald Caldwell	-

John Harrison	250,000

Sanford Rich	200,000

L.J. Rowell	200,000

Paul Soltoff	150,000

Frederick C. Tecce	-

Edmond Walters	-

Director Compensation Plan

Directors who are employees receive no additional or special compensation for serving as directors. Non employee directors receive the following compensation under the terms of our Non Employee Director Compensation Plan, which was amended on December 13, 2011, to remove all equity compensation and annual cash retainer components from the plan and to increase the per board meeting cash fee effective January 2, 2012:

The compensation of the Company’s non-employee directors is as follows:

•	$1,000 meeting fee through December 31, 2011 and $1,500 meeting fee thereafter for each director for each meeting of the board attended in person or via conference telephone.

•	$500 meeting fee for each committee member for each meeting of a committee of the board, attended in person or via conference telephone.

The Company reimburses non-employee directors for reasonable out-of-pocket expenses incurred in connection with their attendance at board and committee meetings, in accordance with the Company’s expense reimbursement policies in effect from time to time.

We also purchase directors and officers’ liability insurance for the benefit of our directors and officers as a group. No fees are payable to directors for attendance at specially called meetings of the board.

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NOTWITHSTANDING ANYTHING TO THE CONTRARY, THE FOLLOWING REPORT OF THE AUDIT COMMITTEE SHALL NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT OR ANY PORTION OF THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, EXCEPT TO THE EXTENT THAT INSPRO TECHNOLOGIES CORPORATION SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

REPORT OF THE AUDIT COMMITTEE

Our board of directors established an audit committee in January 2006, which was reconstituted in July 2006 to comply with the independence and other requirements under NASDAQ listing standards. Effective July 2006, our board of directors also adopted a written charter for the audit committee. Our audit committee oversees our financial reporting process on behalf of our board of directors.

Our audit committee has reviewed and discussed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, the matters required to be discussed by Statement of Accounting Standards 61 (Codification of Statements on Auditing Standards), as may be modified or supplemented, and their judgments as to the acceptability of our accounting principles and such other matters as are required to be discussed with the audit committee under generally accepted auditing standards.

Our audit committee has received from and discussed with Sherb & Co., LLP the written disclosure and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). The board of directors also discussed with Sherb & Co., LLP any matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

Our audit committee reviewed and discussed with management the audited financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2011. In reliance on these reviews and discussions, our audit committee determined that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2011 for filing with the Securities and Exchange Commission.

Respectfully submitted,

By the Audit Committee of the Board of Directors

Donald R. Caldwell

Sanford Rich

L. J. Rowell

June 29, 2012

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SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors and persons who own more than ten percent of our common stock to file reports of beneficial ownership and changes in beneficial ownership of our common stock and any other equity securities with the Securities and Exchange Commission. Executive officers, directors, and persons who own more than ten percent of our common stock are required by Securities and Exchange Commission regulations to furnish us with copies of all Section 16(a) forms they file.

Based solely on our review of the copies of Forms 3, 4 and 5 furnished to us, or representations from certain reporting persons that no Forms 3, 4 or 5 were required to be filed by such persons, we believe that all of our executive officers, directors and persons who own more than ten percent of our common stock complied with all Section 16(a) filing requirements applicable to them with the exception of Mr. Azeez, who failed to timely file his Form 3.

STOCKHOLDER PROPOSALS – 2013 Annual Meeting

Stockholders may submit proposals on matters appropriate for stockholder action at annual meetings in accordance with rules and regulations adopted by the Securities and Exchange Commission by mailing the proposals to InsPro Technologies Corporation, 150 N. Radnor-Chester Rd., Suite B-101, Radnor, Pennsylvania 19087, Attn: Assistant Secretary. Any proposal that an eligible stockholder desires to have included in the proxy statement and presented at the 2013 Annual Meeting of Stockholders will be included in our proxy statement and related proxy card if it is received by us no later than March 1, 2013, and if it complies with Securities and Exchange Commission rules regarding inclusion of proposals in proxy statements.

Other deadlines apply to the submission of stockholder proposals for the 2013 Annual Meeting of Stockholders that are not required to be included in our proxy statement under Securities and Exchange Commission rules. With respect to stockholder proposals relating to director nominations, see page 11 of this proxy statement. With respect to other stockholder proposals for the 2013 Annual Meeting, the deadline under regulations adopted by the Securities and Exchange Commission is May 25, 2013 (45 calendar days prior to the anniversary of the mailing date of this proxy statement). If a stockholder gives notice of such a proposal after this deadline, our proxy agents will be allowed to use their discretionary voting authority to vote against the stockholder proposal when and if the proposal is raised at the 2013 Annual Meeting of Stockholders.

OTHER MATTERS

Our board of directors is not aware of any other matter not set forth herein that may be brought before the Annual Meeting. However, if any such other matters are properly brought before the meeting, it is the intention of the proxies to vote the Shares represented thereby in accordance with the recommendation of our board of directors on such matters.

INCORPORATION BY REFERENCE

The Securities and Exchange Commission allows us to “incorporate by reference” certain information into this proxy statement, which means that we can disclose important information to our stockholders by referring our stockholders to other documents that we filed separately with the Securities and Exchange Commission. Our stockholders should consider the incorporated information as if we reproduced it in this proxy statement, except for any information directly superseded by information contained in this proxy statement.

We incorporate by reference into this proxy statement the following financial statements and other information which contain important information about our company and our business and financial results:

•	The financial statements, selected financial data, selected quarterly financial data and management’s discussion and analysis of financial condition and results of operations and market risk disclosures contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2011, filed with the Securities and Exchange Commission on March 30, 2012, and our Quarterly Report on Form 10-Q for the period ended March 31, 2012, filed with the Securities and Exchange Commission on May 15, 2012;

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This proxy statement is accompanied by a copy of each of the following documents, which are incorporated by reference into this proxy statement to the extent set forth above:

•	Our Annual Report on Form 10-K, filed with the Securities and Exchange Commission on March 30, 2012; and

•	Our Quarterly Report on Form 10-Q, filed with the Securities and Exchange Commission on May 15, 2012.

Upon written request, we will send to stockholders of record, without charge, additional copies of our Annual Report on Form 10-K, (without exhibits), additional copies of our Quarterly Report on Form 10-Q (without exhibits) and additional copies of this proxy statement, each of which we have filed with the Securities and Exchange Commission. In addition, upon written request and payment of a fee equal to our reasonable expenses, we will send to stockholders of record copies of any exhibit to our Annual Report on Form 10-K or our Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission. All written requests should be sent to InsPro Technologies Corporation, 150 N. Radnor-Chester Rd., Suite B-101, Radnor, Pennsylvania 19087, Attn: Assistant Secretary.

By Order of the Board of Directors,

Anthony R. Verdi
Chief Financial Officer, Chief Operating Officer and
Chief Executive Officer

Dated:   June 29, 2012

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*INSPRO TECHNOLOGIES CORPORATION*
*150 N RADNOR-CHESTER RD, SUITE B101*
*RADOR, PA 19087*

**VOTE BY INTERNET - www.proxyvote.com**
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

**ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS**
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

**VOTE BY PHONE - 1-800-690-6903**
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

**VOTE BY MAIL**
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

**THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.**

The Board of Directors recommends you vote FOR the following:

| | For All | Withhold All | For All Except |
|---|---|---|---|
| 1. Election of Directors | ☐ | ☐ | ☐ |

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

**Nominees**

| | | | | |
|---|---|---|---|---|
| 01 Brian Adamsky | 02 Michael Azeez | 03 Donald R. Caldwell | 04 John Harrison | 05 Robert J. Oakes |
| 06 Sanford Rich | 07 L.J. Rowell | 08 Paul Soltoff | 09 Anthony R. Verdi | 10 Edmond J. Walters |

**The Board of Directors recommends you vote FOR the following proposal:**

| | For | Against | Abstain |
|---|---|---|---|
| 2 To ratify the appointment of Sherb & Co. LLP as Inspro Technologies Corporation's independent registered public accountants for the fiscal year ending December 31, 2012. | ☐ | ☐ | ☐ |

**NOTE:** Such other business as may properly come before the meeting or any adjournment thereof.

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Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

**Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:** The Notice & Proxy Statement, Form 10K Wrap is/are available at www.proxyvote.com .

**INSPRO TECHNOLOGIES CORPORATION**
**Annual Meeting of Stockholders**
**August 15, 2012 9:00 AM**
**This proxy is solicited by the Board of Directors**

The undersigned hereby appoints Anthony R. Verdi with full power of substitution, to appear on behalf of the undersigned and to vote all shares of common and Preferred stock owned on the record date by the undersigned at the Annual Meeting of Stockholders to be held at the Company's offices located at 150 N. Radnor-Chester Rd., Suite B-101, Radnor, Pennsylvania on August 15, 2012, 9:00 a.m. local time. and at any adjournment or postponement thereof, upon all subjects that may properly come before the Annual Meeting, including the matters described in the notice of the 2012 Annual Meeting and proxy statement furnished herewith, subject to any directions indicated on the reverse side of this card, hereby revoking any and all proxies hereby given.

**These proxies will vote FOR the proposal to elect to our board of directors the Ten nominees listed in the proxy statement, And FOR the proposal, to ratify the appointment of Sherb & Co. LLP as our independent registered public accountants, as described in the proxy statement if the applicable boxes are not marked, and, in their discretion, on any other matter that may properly come before the Annual Meeting or any postponement or adjournment thereof. If the applicable boxes are marked and this proxy card is properly executed, the proxies will be voted as directed. The proxies are also authorized to vote upon all other matters as may properly come before the meeting or any adjournment or postponement thereof, utilizing their own discretion as set forth in the notice of the 2012 Annual Meeting and the proxy statement.**

**Continued and to be signed on reverse side**

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